Exhibit 99

n e w s r e l e a s e	Humana Inc.
500 West Main Street
P.O. Box 1438
Louisville, KY 40201-1438
http://www.humana.com

FOR MORE INFORMATION CONTACT:

Regina Nethery Humana Investor Relations (502) 580-3644 e-mail: Rnethery@humana.com

Tom Noland Humana Corporate Communications (502) 580-3674 e-mail: Tnoland@humana.com

Humana Inc. to Host Biannual Investor Day

on Thursday, November 20

LOUISVILLE, Ky. – November 19, 2008 – Humana Inc. (NYSE: HUM) announced today that its leadership team will host an Investor Day in New York, NY on Thursday, November 20, 2008. The company’s Investor Day will include presentations by company executives regarding Humana’s strategic, operational and financial progress to date as well as expectations for future performance. Humana’s event presentations are scheduled to begin at 8:00 a.m. eastern time. The agenda for the company’s Investor Day is detailed below.

In conjunction with this event, the company is reiterating its guidance for diluted earnings per common share of $3.80 to $3.90 for the year ending December 31, 2008, and $5.90 to $6.10 for the year ending December 31, 2009. Additional earnings guidance points which may be discussed at the company’s Investor Day are detailed below.

Humana invites the investing public and the media to listen to its Investor Day via the Internet. A live virtual presentation (audio with slides) will be available and may be accessed via Humana’s Investor Relations page at www.humana.com. The company suggests Web participants sign on approximately 15 minutes in advance of the meeting. The company also suggests Web participants visit the site well in advance of the call to run a system test and to download any free software needed to view the presentation.

Cautionary Statement

This news release contains forward-looking statements and earnings guidance points. The forward-looking statements herein are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be significantly impacted by certain risks and uncertainties described in the following documents filed by Humana with the Securities and Exchange Commission:

*	Form 10-K for the year ended December 31, 2007;

*	Form 10-Qs for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008;

*	Form 8-Ks filed during 2008.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is one of the nation’s largest publicly traded health and supplemental benefits companies, with approximately 11.7 million medical members. Humana is a full-service benefits solutions company, offering a wide array of health and supplemental benefit plans for employer groups, government programs and individuals.

Over its 47-year history, Humana has consistently seized opportunities to meet changing customer needs. Today, the company is a leader in consumer engagement, providing guidance that leads to lower costs and a better health plan experience throughout its diversified customer portfolio.

More information regarding Humana is available to investors via the Investor Relations page of the company’s web site at www.humana.com, including copies of:

•	Annual reports to stockholders;

•	Securities and Exchange Commission filings;

•	Most recent investor conference presentations;

•	Quarterly earnings news releases;

•	Replays of most recent earnings release conference calls;

•	Calendar of events (including upcoming earnings conference call dates and times, as well as planned interaction with research analysts and institutional investors);

•	Corporate Governance information.

Humana’s Investor Day 2008

AGENDA

7:30 a.m. – Registration/Continental Breakfast 8:00 a.m. – Business Session Luncheon with Humana Management to follow Business Session
Business Session	Speaker	Title

Welcome	Regina C. Nethery	Vice President, Investor Relations

Strategy	Michael B. McCallister	President and Chief Executive Officer

Public-Private Sector Partnerships	Heidi S. Margulis	Senior Vice President, Government Relations

Medicare Operations	Thomas J. Liston	Senior Vice President, Senior Products

Commercial Operations	James E. Murray	Chief Operating Officer

Health Care Delivery Systems & Clinical Processes	Bruce D. Perkins	Senior Vice President, Health Care Delivery Systems & Clinical Processes

Financials	James H. Bloem	Senior Vice President and Chief Financial Officer

Wrap-Up	Michael B. McCallister	President and Chief Executive Officer

Humana Inc. – Earnings Guidance Points as of November 20, 2008

(in accordance with Generally Accepted Accounting Principles)	For the year ending December 31, 2008	For the year ending December 31, 2009	Comments
Diluted earnings per common share	Full year 2008: $3.80 to $3.90 Fourth quarter 2008: $1.00 to $1.10	Full year 2009: $5.90 to $6.10	Excludes impact of future share repurchases
Revenues

Consolidated revenues: Approximately $29 billion

Premiums and ASO fees:

Medicare Advantage: $13.5 billion to $14 billion;

Medicare stand-alone PDPs: Approximately $3.4 billion;

Military services: $3.2 billion to $3.3 billion;

Commercial Segment: Approximately $7.5 billion

Consolidated revenues: $30 billion to $32 billion

Premiums and ASO fees:

Medicare Advantage: $15 billion to $16 billion;

Medicare stand-alone PDPs:

$2.6 billion to $2.9 billion

Military services: $3.5 billion to $3.6 billion;

Commercial Segment: Approximately $8.0 billion to $8.2 billion

	Consolidated investment income: $225 million to $235 million Consolidated other revenue: Approximately $200 million	Consolidated investment income: $370 million to $385 million Consolidated other revenue: $240 million to $260 million

(in accordance with Generally Accepted Accounting Principles)	For the year ending December 31, 2008	For the year ending December 31, 2009	Comments
Ending medical membership (fully-insured and ASO combined)	Medicare Advantage: Up approximately 300,000 from prior year	Medicare Advantage: Up 25,000 to 75,000 from prior year	FY08 includes 94,700 Medicare Advantage members from 2008 acquisitions
	Medicare stand-alone PDPs: Down approximately 350,000 from prior year	Medicare stand-alone PDPs: Down 650,000 to 750,000 from prior year
	Military services: No material change from prior year	Military services: No material change from prior year
	Medicaid: Down approximately 87,000 from prior year	Medicaid: Down approximately 93,000 from prior year	Acquisition of Cariten Healthcare in 4Q08 included approximately 93,000 members associated with a Medicaid contract that terminates on December 31, 2008
	Commercial: Up approximately 190,000 from prior year	Commercial: No material change from prior year	FY08 includes 136,600 Commercial members from 2008 acquisitions

(in accordance with Generally Accepted Accounting Principles)	For the year ending December 31, 2008	For the year ending December 31, 2009	Comments
Benefit expenses

Medicare Advantage & stand-alone PDP combined: benefits ratio in the range of 85.0% to 85.5%

Commercial fully-insured groups:

Same-store net benefit expense trends and premium yields of 6% to 7% (2.5% to 3.5% including the impact of changes in the company’s business mix)

Medicare Advantage & stand-alone PDP combined: benefits ratio in the range of 83.5% to 84.5%

Commercial fully-insured groups:

Same-store net benefit expense trends and premium yields: no significant change from prior year

Secular Commercial benefit expense trend components as follows: inpatient hospital utilization – flat to 1 percent; inpatient and outpatient hospital rates – mid to upper single digits; outpatient hospital utilization – low to mid single digits; physician – mid single digits; and pharmacy – mid to upper single digits.

		Secular Commercial benefit expense trend components: no significant change from prior year	Secular trends exclude the impact of benefit buy-downs
Selling, general & administrative expense ratio	13.5% to 14%	13% to 14%	SG&A expenses as a percent of premiums, administrative services fees, and other revenue
Depreciation & amortization	$215 million to $220 million	$240 million to $260 million
Interest expense	$80 million to $85 million	$110 million to $115 million

(in accordance with Generally Accepted Accounting Principles)	For the year ending December 31, 2008	For the year ending December 31, 2009	Comments
Government Segment operating margins	Medicare Advantage & stand-alone PDP combined: Approximately 3.5%	Medicare Advantage & stand-alone PDP combined: Approximately 5%	Line-of-business-level results exclude the impact of investment income and interest expense
	Military services: 2.5% to 3.0%	Military services: 2.5% to 3.0%
Commercial Segment pretax earnings	$210 million to $215 million	$300 million to $320 million

Segment-level results include the impact of investment income and interest expense

FY08 includes $56.4 million from realized investment losses associated with distressed financial institutions in 3Q08 and an estimated $13 million impact from lower net investment income in the fourth quarter of 2008 than previously anticipated

Cash flows from operations	$1.0 billion to $1.2 billion	$1.2 billion to $1.4 billion
Capital expenditures	Approximately $260 million	Approximately $260 million
Effective tax rate	35.0% to 35.5%	35% to 36%
Shares used in computing full-year EPS	Approximately 169 million	Approximately 170 million	Excludes impact of future share repurchases